                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            (AMENDMENT NO.__________)

Filed by the Registrant                                                      [X]

Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                    American Strategic Income Portfolio Inc.
                  American Strategic Income Portfolio Inc.--II
                  American Strategic Income Portfolio Inc.--III
                         American Select Portfolio Inc.
                (Name of Registrant as Specified in its Charter)

________________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

          ______________________________________________________________________

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                DECEMBER 4, 2007

          NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 2:30 p.m., Central Time, on Tuesday, December 4, 2007, at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota 55402. The purposes of the meeting are as follow:

          1.   To elect a Board of Directors.

          2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of each Fund for the current fiscal year.

          3. To transact any other business properly brought before the meeting.

          EACH FUND'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

          Shareholders of record as of the close of business on October 17, 2007 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

          You can vote easily and quickly by toll-free telephone call, by internet or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help the Funds avoid the cost of a follow-up mailing by voting today.


October 31, 2007                        Kathleen L. Prudhomme
                                        Secretary

                                 PROXY STATEMENT

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

               ANNUAL MEETING OF SHAREHOLDERS -- DECEMBER 4, 2007

          The enclosed proxy is solicited by the Board of Directors of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (sometimes referred to individually as a "Fund" and collectively as the "Funds") in connection with each Fund's annual meeting of shareholders to be held Tuesday, December 4, 2007, and any adjournments thereof.

          The investment adviser for the Funds is FAF Advisors, Inc. (the "Adviser"). FAF Advisors also acts as the administrator for the Funds. The address of the Funds and the Adviser is 800 Nicollet Mall, Minneapolis, Minnesota 55402.

          The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. Mailing of the Notice of Annual Meeting of Shareholders and this Proxy Statement will take place on approximately October 31, 2007. Representatives of the Adviser may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls.

          In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. Abstentions and broker non-votes will have no effect on the proposal to elect directors. With respect to the proposal to ratify the Funds' independent accountants, an abstention will be counted as shares present at the meeting in determining whether the proposal has been approved, and will have the same effect as a vote against the proposal. If a proxy is returned with a broker non-vote on the proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

          If a quorum is not obtained or if sufficient votes to approve any proposal are not received for any Fund, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

          You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

          So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

          Only shareholders of record of each Fund on October 17, 2007 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding shares of common stock:

AMERICAN STRATEGIC    AMERICAN STRATEGIC    AMERICAN STRATEGIC    AMERICAN SELECT
 INCOME PORTFOLIO    INCOME PORTFOLIO II   INCOME PORTFOLIO III      PORTFOLIO
------------------   -------------------   --------------------   ---------------
     4,231,331            15,985,741            21,356,023           10,662,195

          Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of October 17, 2007, except as follows:

                                  NAME AND ADDRESS OF        NUMBER OF SHARES OF   PERCENTAGE OWNERSHIP
           FUND                    BENEFICIAL OWNER              COMMON STOCK         OF COMMON STOCK
           ----             ------------------------------   -------------------   --------------------
American Strategic Income   Sit Investment Associates, Inc.       1,617,538               38.23%
Portfolio                   and affiliated entities
                            ("Sit Investment Associates")
                            4600 Wells Fargo Center
                            Minneapolis, MN
American Strategic Income
   Portfolio II             Sit Investment Associates             5,407,878               33.83%
American Strategic Income
   Portfolio III            Sit Investment Associates             3,913,454               18.32%
American Select Portfolio   Sit Investment Associates             2,339,330               21.94%

          Copies of each Fund's most recent annual report are available to shareholders upon request. If you would like to receive a copy, please contact the Funds at 800 Nicollet Mall, Minneapolis, Minnesota 55402, or call 800-677-FUND and one will be sent, without charge, by first-class mail within three business days of your request.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

          At the meeting, shareholders of each Fund will be asked to elect the nominees listed below as members of that Fund's Board of Directors, thereby setting the number of directors for each Fund at nine. It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of each Fund unless such authority has been withheld in the proxy. Biographical information regarding each nominee is set forth below. Each nominee also serves as a director of the other closed-end and open-end investment companies managed by the Adviser (the "Fund Complex"). The Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and 54 open-end funds (which are portfolios of four registered investment companies). The business address of each of the nominees is First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Each nominee has served as a director since the last annual meeting of shareholders.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN        OTHER
                        POSITION                                                                       FUND COMPLEX   DIRECTORSHIPS
      NAME AND         HELD WITH    TERM OF OFFICE* AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
    YEAR OF BIRTH      THE FUNDS             TIME SERVED                   DURING LAST 5 YEARS           DIRECTOR       DIRECTOR**
--------------------   ---------   -------------------------------   ------------------------------   -------------   --------------

Benjamin R.            Director    Mr. Field has served as a         Retired; Senior Financial              62             None
Field III                          director of each of the Funds     Advisor, Bemis Company, Inc.
(1938)                             since September 2003.  Fund       from May 2002 through February
                                   directors serve for a one-year    2004.
                                   term that expires at the next
                                   annual meeting of shareholders.

Roger A. Gibson        Director    Mr. Gibson has served as a        Director, Charterhouse Group,          62             None
(1946)                             director of each of the Funds     Inc., a private equity firm,
                                   since August 1998.  Fund          since October 2005; Vice
                                   directors serve for a one-year    President and Chief Operating
                                   term that expires at the next     Officer, Cargo - United
                                   annual meeting of                 Airlines, from July 2001
                                   shareholders.                     through retirement in July
                                                                     2004.

Victoria J. Herget     Director    Ms. Herget has served as a        Investment consultant and              62             None
(1951)                             director of each of the Funds     non-profit board member since
                                   since September 2003.  Fund       2001.
                                   directors serve for a one-year
                                   term that expires at the next
                                   annual meeting of shareholders.

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN        OTHER
                        POSITION                                                                       FUND COMPLEX   DIRECTORSHIPS
      NAME AND         HELD WITH    TERM OF OFFICE* AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
    YEAR OF BIRTH      THE FUNDS             TIME SERVED                   DURING LAST 5 YEARS           DIRECTOR       DIRECTOR**
--------------------   ---------   -------------------------------   ------------------------------   -------------   --------------
John P. Kayser         Director    Mr. Kayser has served as a        Retired; Principal from 1983           62             None
(1949)                             director of each of the Funds     to 2004 and Chief Financial
                                   since October 2006.  Fund         Officer and Chief
                                   directors serve for a one-year    Administrative Officer from
                                   term that expires at the next     1988 to 2002, William Blair &
                                   annual meeting of shareholders.   Company, LLC.

Leonard W. Kedrowski   Director    Mr. Kedrowski has served as a     Owner and President,                   62             None
(1941)                             director of each of the Funds     Executive and Management
                                   since August 1998.  Fund          Consulting, Inc., a
                                   directors serve for a one-year    management consulting firm;
                                   term that expires at the next     Board member, GC McGuiggan
                                   annual meeting of shareholders.   Corporation (dba Smyth
                                                                     Companies), a label printer;
                                                                     former Chief Executive
                                                                     Officer, Creative Promotions
                                                                     International, LLC, a
                                                                     promotional award programs
                                                                     and products company, through
                                                                     October 2003; Advisory Board
                                                                     member, Designer Doors,
                                                                     manufacturer of designer
                                                                     doors, through 2002.

Richard K. Riederer    Director    Mr. Riederer has served as a      Owner and CEO, RKR                     62             None
(1944)                             director of each of the Funds     Consultants, Inc. and
                                   since August 2001.  Fund          non-profit board member since
                                   directors serve for a one-year    2005.
                                   term that expires at the next
                                   annual meeting of
                                   shareholders.

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN        OTHER
                        POSITION                                                                       FUND COMPLEX   DIRECTORSHIPS
      NAME AND         HELD WITH    TERM OF OFFICE* AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
    YEAR OF BIRTH      THE FUNDS             TIME SERVED                   DURING LAST 5 YEARS           DIRECTOR       DIRECTOR**
--------------------   ---------   -------------------------------   ------------------------------   -------------   --------------
Joseph D. Strauss      Director    Mr. Strauss has served as a       Attorney At Law, Owner and             62             None
(1940)                             director of each of the Funds     President, Strauss Management
                                   since August 1998.  Fund          Company, a Minnesota holding
                                   directors serve for a one-year    company for various
                                   term that expires at the next     organizational management
                                   annual meeting of                 business ventures; Owner,
                                   shareholders.                     Chairman and Chief Executive
                                                                     Officer, Community Resource
                                                                     Partnerships, Inc., a
                                                                     strategic planning,
                                                                     operations management,
                                                                     government relations,
                                                                     transportation planning and
                                                                     public relations
                                                                     organization; Owner, Chairman
                                                                     and Chief Executive Officer,
                                                                     Excensus(TM), LLC, a strategic
                                                                     demographic planning and
                                                                     application development firm,
                                                                     since 2001.

Virginia L. Stringer   Chair;      Ms. Stringer has served as a      Governance consultant and              62             None
(1944)                 Director    director of each of the Funds     non-profit board member;
                                   since August 1998.  Fund          former Owner and President,
                                   directors serve for a one-year    Strategic Management
                                   term that expires at the next     Resources, Inc., a management
                                   annual meeting of                 consulting firm; Executive
                                   shareholders.                     Consultant to State Farm
                                                                     Insurance Company through
                                                                     2003.

James M. Wade          Director    Mr. Wade has served as a          Owner and President, Jim Wade          62             None
(1943)                             director of each of the Funds     Homes, a homebuilding company.
                                   since August 2001.  Fund
                                   directors serve for a one-year
                                   term that expires at the next
                                   annual meeting of
                                   shareholders.

----------
* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.

** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

          There were five meetings of the Board of Directors during the fiscal year ended August 31, 2007. During the fiscal year, each of the directors standing for re-election attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a regular member that were held while he or she was serving on the Board of Directors or on such committee.

STANDING COMMITTEES

          The Board of Directors of each Fund currently has three standing committees: an Audit Committee, a Pricing Committee and a Governance Committee.

          The purposes of the Audit Committee are (1) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Funds' financial statements and the independent audit thereof; (3) to assist Board oversight of the Funds' compliance with legal and regulatory requirements; and (4) to act as a liaison between the Funds' independent auditors and the full Board of Directors. The Audit Committee, together with the Board of Directors, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. A copy of this charter is attached as Appendix A to this proxy statement. The Audit Committee currently consists of Mr. Kedrowski (chair), Mr. Field, Mr. Kayser, Mr. Riederer and Ms. Stringer (ex officio). The Board has determined that each member of the Audit Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Board of Directors of each Fund has designated Mr. Kedrowski, Mr. Field, Mr. Kayser and Mr. Riederer as Audit Committee financial experts. The Audit Committee met five times during the fiscal year ended August 31, 2007.

          The Pricing Committee of each Fund's Board of Directors is responsible for overseeing the valuation of portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Mr. Gibson (Chair), Mr. Wade, Mr. Field and Ms. Stringer (ex-officio). The Pricing Committee met four times during the fiscal year ended August 31, 2007.

          The Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Strauss (Chair), Mr. Wade, Ms. Herget, and Ms. Stringer (ex officio). The Board has determined that each member of the Governance Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Governance Committee met four times during the fiscal year ended August 31, 2007. The Governance Committee Charter is attached as Appendix B to this proxy statement.

          In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

SELECTION OF DIRECTOR NOMINEES

          The Governance Committee will consider shareholder recommendations for director nominees in connection with each annual shareholders meeting of the Funds and any special shareholders meeting which is called for the purpose of electing directors. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

          A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

          The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder's recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than August 31 in that year.

          The Board of Directors currently is composed entirely of persons who are not "interested persons" as defined in the Investment Company Act of 1940. The Board currently intends to remain composed only of such persons. Shareholders should note that a person who owns securities issued by U.S. Bancorp (the parent company of the Funds' investment advisor) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with U.S. Bancorp or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

          The Governance Committee has not established specific, minimum qualifications that it believes must be met by a director nominee. In evaluating director nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is "independent" within the meaning of applicable stock exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940; and whether the individual is "financially literate" or would be deemed an "audit committee financial expert" within the meaning of such listing standards and applicable Securities and Exchange Commission ("SEC") rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Fund management, and by executive search firms which the committee may engage from time to time.

          Before the Governance Committee decides to nominate an individual as a director, committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

          Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Shareholders can communicate directly with an individual director by writing to that director at P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

DIRECTOR ATTENDANCE AT SHAREHOLDERS MEETINGS

          The Board of Directors encourages directors to attend annual shareholders meetings of the Funds in person or by telephone. All of the directors standing for re-election who were directors at the time attended the Funds' 2006 annual shareholders meeting in person.

DIRECTOR COMPENSATION

          The Fund Complex currently pays directors who are not paid employees or affiliates of any fund in the Fund Complex an annual retainer of $115,000 ($215,000 in the case of the Chair). The Fund Review Liaison and the Audit Committee Chair each receive an additional annual retainer of $20,000. The other standing Committee Chairs receive an additional annual retainer of $15,000. In addition, directors are paid the following fees for attending Board and committee meetings:

     - $1,000 for attending the first day of an in-person Board of Directors meeting ($1,500 in the case of the Chair);

     - $2,000 for attending the second day of an in-person Board of Directors meeting ($3,000 in the case of the Chair);

     - $1,000 for attending the third day of an in-person Board of Directors meeting ($1,500 in the case of the Chair), assuming the third day ends no later than early afternoon;

     - $500 for in-person attendance at any committee meeting ($750 in the case of the Chair of each committee);

          A director who participates telephonically in any in-person Board or committee meeting receives half of the fee that director would have received for attending, in-person, the Board or committee meeting. For telephonic Board and committee meetings, the Chair and each director and committee Chair, as applicable, receive a fee equal to half the fee he or she would have received for attending an in-person meeting.

          Directors also receive $3,500 per day when traveling, on behalf of a fund in the Fund Complex, out of town on fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified above are allocated evenly among the funds in the Fund Complex.

          The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

          The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the fiscal year ended August 31, 2007.

                          AGGREGATE           AGGREGATE          AGGREGATE         AGGREGATE           TOTAL
                         COMPENSATION       COMPENSATION        COMPENSATION     COMPENSATION       COMPENSATION
                        FROM AMERICAN       FROM AMERICAN      FROM AMERICAN     FROM AMERICAN       FROM FUND
                       STRATEGIC INCOME   STRATEGIC INCOME    STRATEGIC INCOME       SELECT       COMPLEX PAID TO
NAME OF DIRECTOR         PORTFOLIO (1)    PORTFOLIO II (2)   PORTFOLIO III (3)   PORTFOLIO (4)   DIRECTORS (5)(6)
----------------       ----------------   ----------------   -----------------   -------------   -----------------
Benjamin R. Field
III                         $1,793             $1,851              $1,879            $1,829           $126,250
Roger A. Gibson              1,886              1,944               1,972             1,922            131,625
Victoria J. Herget           1,972              2,033               2,062             2,010            137,750
John P. Kayser               1,356              1,400               1,421             1,384             95,500
Leonard W. Kedrowski         1,933              1,981               2,003             1,963            130,250
Richard K. Riederer          1,665              1,719               1,745             1,699            117,250
Joseph D. Strauss            1,866              1,924               1,952             1,902            130,625
Virginia L. Stringer         3,305              3,412               3,463             3,372            232,750
James M. Wade                1,761              1,818               1,845             1,796            124,000

(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $391; Leonard W. Kedrowski, $1,933; Victoria J. Herget, $363; and Joseph D. Strauss, $253.

(2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $400; Leonard W. Kedrowski, $1,981; Victoria J. Herget, $372; and Joseph D. Strauss, $259.

(3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $405; Leonard W. Kedrowski, $2,003; Victoria J. Herget, $376; and Joseph D. Strauss, $262.

(4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $397; Leonard W. Kedrowski, $1,963; Victoria J. Herget, $368; and Joseph D. Strauss, $257.

(5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $26,325; Leonard W. Kedrowski, $130,250; Victoria
     J. Herget, $24,450; and Joseph D. Strauss, $17,063.

(6) As of August 31, 2007, the Fund Complex consisted of four open-end and eight closed-end investment companies, totaling 62 funds, managed by the Adviser, including the Funds.

DIRECTOR SHAREHOLDINGS

          The following table discloses the dollar range of equity securities beneficially owned by each director standing for re-election (i) in each Fund and (ii) on an aggregate basis in any of the funds in the Fund Complex.

                                                                Aggregate Dollar
                             Dollar Range of Equity        Range of Equity Securities
Name of Director             Securities in the Funds          in the Fund Complex*
----------------        --------------------------------   --------------------------
Benjamin R. Field III   None                                      Over $100,000
Roger A. Gibson         None                                      Over $100,000
Victoria J. Herget      None                                      Over $100,000
John P. Kayser          None                                      Over $100,000
Leonard W. Kedrowski    American Strategic Income                 Over $100,000
                        Portfolio:  $10,001-$50,000;
                        American Strategic Income
                        Portfolio II:  $50,001-$100,000;
                        American Strategic Income
                        Portfolio III:  $50,001-$100,000
Richard K. Riederer     None                                      Over $100,000
Joseph D. Strauss       None                                      Over $100,000
Virginia L. Stringer    None                                      Over $100,000
James M. Wade           None                                      Over $100,000

----------
* The dollar range disclosed is based on the value of the securities as of June 30, 2007.

          To the knowledge of the Funds, as of October 17, 2007, the officers and directors of each Fund as a group beneficially owned less than 1% of the outstanding shares of each Fund.

BOARD RECOMMENDATION; REQUIRED VOTE

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Fund, the vote of a plurality of the shares represented at the meeting is sufficient for the election of each of the nominees, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

                                  PROPOSAL TWO
          RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The Investment Company Act of 1940 provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. This selection is being submitted for ratification or rejection by the shareholders of each Fund.

          Based on the Audit Committee's recommendation, as discussed below under "Audit Committee Report," the directors, including a majority who are not interested persons of the Adviser or the Funds, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides certain other audit-related and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

          The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Funds' independent public accountants (or to nominate the independent public accountants to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds' financial statements, and the independent public accountants' responsibility is to plan and carry out a proper audit of the financial statements.

          In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Funds' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

          The Funds' independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

          Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that, with respect to each Fund, the audited financial statements for the Fund's most recent fiscal year be included in the Fund's Annual Report for that fiscal year filed with the SEC.

                                        Members of the Audit Committee

                                        Leonard W. Kedrowski, Chair
                                        Benjamin R. Field III
                                        John P. Kayser
                                        Richard K. Riederer
                                        Virginia L. Stringer

FEES PAID TO ERNST & YOUNG

          Audit Fees. Ernst & Young's fees for professional services rendered for the audit of each Fund's annual financial statements for its two most recently completed fiscal years were as set forth in the following table. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Funds' Annual Reports on Form N-CSR.

                                           Fiscal year     Fiscal year
                                          ended 8/31/07   ended 8/31/06
                                          -------------   -------------
American Strategic Income Portfolio          $28,430         $26,191
American Strategic Income Portfolio II       $28,430         $35,625
American Strategic Income Portfolio III      $28,430         $39,912
American Select Portfolio                    $28,430         $32,187

          Audit-Related Fees. Ernst & Young's fees for audit-related services for its two most recently completed fiscal years were as set forth in the following table. These audit-related services primarily related to the review of the semi-annual financial statements.

                                           Fiscal year     Fiscal year
                                          ended 8/31/07   ended 8/31/06
                                          -------------   -------------
American Strategic Income Portfolio           $2,340          $1,990
American Strategic Income Portfolio II        $2,340          $2,585
American Strategic Income Portfolio III       $2,340          $2,855
American Select Portfolio                     $2,340          $2,368

          Tax Fees. Ernst & Young's fees for tax services for its two most recently completed fiscal years were as set forth in the following table. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

                                           Fiscal year     Fiscal year
                                          ended 8/31/07   ended 8/31/06
                                          -------------   -------------
American Strategic Income Portfolio           $4,653          $5,054
American Strategic Income Portfolio II        $4,653          $7,337
American Strategic Income Portfolio III       $4,653          $8,374
American Select Portfolio                     $4,653          $6,505

          All Other Fees. There were no fees billed by Ernst & Young for other services during each Fund's two most recently completed fiscal years.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by Ernst & Young to each of the Funds and the Adviser and entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Funds for the two most recently completed fiscal years are set forth in the following table.

                                           Fiscal year     Fiscal year
                                          ended 8/31/07   ended 8/31/06
                                          -------------   -------------
American Strategic Income Portfolio          $44,942         $23,544
American Strategic Income Portfolio II       $44,942         $26,422
American Strategic Income Portfolio III      $44,942         $27,730
American Select Portfolio                    $44,942         $25,373

AUDIT COMMITTEE PRE-APPROVAL POLICIES

          The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Funds by Ernst & Young. Such procedures also require the pre-approval of non-audit service provided to FAF Advisors, U.S. Bank National Association, Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors that provides ongoing services to the Funds, but only if those services relate directly to the operations and financial reporting of the Funds. All of the services described above were pre-approved in accordance with the Audit Committee's pre-approval procedures.

BOARD RECOMMENDATION; REQUIRED VOTE

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent registered public accounting firm.

                              OFFICERS OF THE FUNDS

          Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds.* Unless otherwise indicated, the address of each of the officers is FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402.

                          POSITION HELD     TERM OF OFFICE** AND               PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH    WITH THE FUNDS    LENGTH OF TIME SERVED              DURING PAST FIVE YEARS
----------------------    --------------    ---------------------   ---------------------------------------------
Thomas S. Schreier,      President         Since February 2001      Chief Executive Officer and Chief Investment
Jr.                                                                 Officer of the Adviser.
(1962)

John G. Wenker           Senior Vice       Since November 1996      Managing Director of the Adviser.
(1951)                   President

Chris J. Neuharth        Vice President    Since June 2007          Senior Fixed-Income Portfolio Manager, FAF
(1959)                                                              Advisors, Inc.

David A. Yale            Vice President    Since June 2007          Senior Real Estate Portfolio Manager, FAF
(1956)                                                              Advisors, Inc., since August 2006; prior
                                                                    thereto, Senior Vice President, Twin Cities
                                                                    Market Manager, U.S. Bank from July 2005 to
                                                                    August 2006; prior to July 2005, Vice
                                                                    President, ING Investment
                                                                    Management/ReliaStar Investment Research.

Jeffery M. Wilson        Vice President    Since March 2000         Senior Vice President of the Adviser since
(1956)                   --                                         May 2001.
                         Administration

David H. Lui             Chief             Since February 2005      Chief Compliance Officer for First American
(1960)                   Compliance                                 Funds and the Adviser since February 2005.
                         Officer                                    Prior thereto, Chief Compliance Officer,
                                                                    Franklin Advisers, Inc. and Chief Compliance
                                                                    Counsel, Franklin Templeton Investments from
                                                                    March 2004 to February 2005.  Prior to that,
                                                                    Vice President, Charles Schwab & Co., Inc.

                          POSITION HELD     TERM OF OFFICE** AND               PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH    WITH THE FUNDS    LENGTH OF TIME SERVED              DURING PAST FIVE YEARS
----------------------    --------------    ---------------------   ---------------------------------------------
Jason K. Mitchell        Anti-Money        Since September 2006     Compliance Manager for the Adviser since June
(1976)                   Laundering                                 2006. Prior thereto, Compliance Analyst for
                         Officer                                    the Adviser from October 2004 through June
                                                                    2006. Prior thereto, Senior Systems Helpdesk
                                                                    Analyst for Wachovia Retirement Services from
                                                                    November 2002 through October 2004.  Prior
                                                                    thereto, Senior Retirement Plan Specialist
                                                                    for PFPC, Inc.

Charles D.               Treasurer         Since December 2004      Treasurer for the Adviser since October 2004;
Gariboldi, Jr.                                                      prior thereto, Vice President for Investment
(1959)                                                              Accounting and Fund Treasurer for Thrivent
                                                                    Financial for Lutherans.

Jill M. Stevenson        Assistant         Since September 2005     Assistant Treasurer for the Adviser since
(1965)                   Treasurer                                  September 2005; prior thereto, Director,
                                                                    Senior Project Manager for the Adviser from
                                                                    May 2003 to September 2005; prior thereto,
                                                                    Vice President, Director of Operations,
                                                                    Paladin Investment Associates, LLC.

Kathleen L. Prudhomme    Secretary         Since December 2004;     Deputy General Counsel of the Adviser since
(1953)                                     Assistant Secretary of   November 2004;  prior thereto, Partner,
                                           the Funds from           Dorsey & Whitney LLP, a Minneapolis based law
                                           September 1999 to        firm.
                                           December 2004

Brett L. Agnew           Assistant         Since December 2004      Counsel for the Adviser since August 2004;
(1971)                   Secretary                                  2001-2004, Senior Counsel, Thrivent Financial
                                                                    for Lutherans; prior thereto, Consultant,
                                                                    Principal Financial Group.

Richard J. Ertel         Assistant         Since June 2006 and      Counsel for the Adviser since May 2006; prior
(1967)                   Secretary         from June 2003 to        thereto, Counsel, Ameriprise Financial
                                           August 2004              Services, Inc. from September 2004 to May
                                                                    2006; prior thereto, Counsel, FAF Advisors,
                                                                    Inc.  from May 2003 to August 2004; prior to
                                                                    May 2003, Associate Counsel, Hartford Life
                                                                    and Accident Insurance Company.

James D. Alt*            Assistant         Since December 2004;     Partner, Dorsey & Whitney LLP, a Minneapolis
(1951)                   Secretary         Secretary of the Funds   based law firm.
Dorsey & Whitney LLP                       from June 2002 to
50 South Sixth                             December 2004 and
Street, Suite 1500                         Assistant Secretary of
Minneapolis, MN 55402                      the Funds from
                                           September 1998 to June
                                           2002

----------
* Legal fees and expenses are paid to Dorsey & Whitney LLP, the law firm of which Mr. Alt is a partner.

** Officers serve at the pleasure of the Board of Directors and are re-elected by the Board annually.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Based on Fund records and other information, the Funds believe that all SEC filing requirements with respect to the Funds applicable to their directors and officers, the Adviser and companies affiliated with the Adviser, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied, except that Jeffery M. Wilson, an officer of the Funds and the Adviser, did not file a Form 4 ("Statement of Changes of Beneficial Ownership of Securities") for a transaction in American Strategic Income Portfolio II on a timely basis.

                              SHAREHOLDER PROPOSALS

          Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, 800 Nicollet Mall, Minneapolis, Minnesota 55402, no later than June 30, 2008. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than September 5, 2008.

Dated:  October 31, 2007


                                        Kathleen L. Prudhomme
                                        Secretary

                                                                      Appendix A

                              FIRST AMERICAN FUNDS
                                 AUDIT COMMITTEE
                                     CHARTER
                            [As amended May 11, 2004]

1. The First American Funds Complex Audit Committee (Audit Committee) shall be composed entirely of independent directors(1) who are not "interested persons" of the Funds within the meaning of the Investment Company Act of 1940. The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All committee members shall be financially literate(2), at least one member shall have accounting or related financial management expertise(3), and at least one member shall be an "audit committee financial expert" as determined by the Board of Directors of the Funds pursuant to SEC Form N-CSR, Items 3(b) and (c).

2.   The purposes of the Audit Committee are:

     (a) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

     (b) to oversee the quality of the Funds' financial statements and the independent audit thereof;

     (c) to assist Board oversight of the Funds' compliance with legal and regulatory requirements; and

     (d) to act as a liaison between the Funds' independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds' financial statements, and the independent auditor's responsibility is to plan and carry out a proper audit of the financial statements.

----------
(1) A director shall be deemed "independent" for this purpose only if he or she is independent within the meaning of Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934. The full Board of Directors has reviewed information provided by each Audit Committee member and has found that each such member is "independent" within the meaning of this rule.

(2) For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets the term "financially literate" in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.

(3) For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets this qualification in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

     The outside auditor for the Funds is ultimately accountable to the Board of Directors and Audit Committee as representatives of shareholders. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to review with management and the independent auditors the audited annual financial statements of the Funds, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;

     (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters or concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures, and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Funds' financial statements; and (v) to review the results of internal audits of areas that impact the Funds;

     (c) to prepare and deliver the audit committee reports required to be included in the closed-end funds' proxy statements;

     (d) to receive and consider any communications which the Funds' principal executive officer and principal financial officer are required to make to the Audit Committee in connection with their certifications of the Funds' filings on SEC Form N-CSR;

     (e) to receive and consider the communications which the Funds' independent auditors are required to make to the Audit Committee pursuant to SEC Reg. S-X, Rule 2-07(a) (a copy of which is attached hereto as Exhibit A);

     (f) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

     (g) to ensure that the auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Funds, consistent with Independence Standards Board Statement No. 1, to engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, to evaluate the independence of the auditor, and to recommend that the Board of Directors take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence;

     (h) at least annually, to obtain and review a report by the auditor describing the firm's internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carries out by the firm, and any steps taken to deal with any such issues;

     (i) to consider pre-approving any accounting firm's engagement to render audit or non-audit services to the Funds or, under the circumstances contemplated by SEC Reg. S-X, Rule 2-01(c)(7)(ii) (a copy of which is attached hereto as Exhibit B), to the Funds' investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds and the accounting firm's services have a direct impact on the Funds' operations or financial reporting; provided, that the Audit Committee may establish written pre-approval policies and procedures which conform to the requirements of SEC Reg. S-X, Rule 2-01(c)(7)(i)(B) (a copy of which is attached hereto as Exhibit C);

     (j) to review the fees charged to the Funds by the auditors for audit and non-audit services;

     (k) to investigate improprieties or suspected improprieties in Fund operations;

     (l)  to review procedures to safeguard portfolio securities;

     (m) to review the Funds' back-up procedures and disaster recovery plans (except those pertaining to primary pricing services system);

     (n) to discuss policies with respect to risk assessment and risk management;

     (o) to meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

     (p) to set clear hiring policies for employees or former employees of the auditors; and

     (q) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet at least quarterly and is empowered to hold special meetings, as circumstances require.

5.   The Committee shall regularly meet with the Treasurer of the Funds.

6. The Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Funds and of their investment advisers, administrators, principal underwriters, and any other provider of accounting related services for the Funds, of concerns regarding questionable accounting or auditing matters.

7. The Committee also shall act as the Funds' "qualified legal compliance committee," as defined in 17 CFR Section 205.2(k). In this role, the Committee shall:

     (a) adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of United States federal or state securities law, material breach of fiduciary duty to the Funds arising under United States federal or state law, or similar material violation of United States federal or state law which is required to be made with respect to the Funds by attorneys who are subject to the reporting rules set forth in 17 CFR Part 205;

     (b)  have the authority and responsibility:

          (i) to inform the Funds' chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation received by the Committee (except in the circumstances described in 17 CFR Section 205.3(b)(4));

          (ii) to determine whether an investigation is necessary regarding any report of evidence of a material violation received by the Committee and, if the Committee determines an investigation is necessary or appropriate, to (A) notify the Funds' Board of Directors, (B) initiate an investigation, which may be conducted either by the Funds' chief legal officer (or the equivalent thereof) or by outside attorneys, and (C) retain such additional expert personnel as the Committee deems necessary;

          (iii) at the conclusion of the investigation, to (A) recommend to the full Board of Directors, by majority vote, that the Funds implement an appropriate response to evidence of a material violation, and (B) inform the Funds' chief legal officer and chief executive officer and their Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

     (c) have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Funds fail in any material respect to implement an appropriate response that the Committee has recommended the Funds to take.

8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Funds and the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

9. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually.

10.  The Committee shall evaluate its own performance at least annually.

                        EXHIBIT A: REG. S-X, RULE 2-07(A)

(a) Each registered public accounting firm that performs for an audit client that is an issuer (as defined in section 10A(f) of the Securities Exchange Act of 1934, other than an issuer that is an Asset-Backed Issuer as defined in Rules 13a-14(g) and 15d-14(g) under the Securities Exchange Act of 1934, or an investment company registered under section 8 of the Investment Company Act of 1940, other than a unit investment trust as defined by section 4(2) of the Investment Company Act of 1940, any audit required under the securities laws shall report, prior to the filing of such audit report with the Commission (or in the case of a registered investment company, annually, and if the annual communication is not within 90 days prior to the filing, provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information), to the audit committee of the issuer or registered investment company:

     (1)  All critical accounting policies and practices to be used;

     (2) All alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the issuer or registered investment company, including:

          (i) Ramifications of the use of such alternative disclosures and treatments; and

          (ii) The treatment preferred by the registered public accounting firm;

     (3) Other material written communications between the registered public accounting firm and the management of the issuer or registered investment company, such as any management letter or schedule of unadjusted differences;

     (4) If the audit client is an investment company, all non-audit services provided to any entity in an investment company complex, as defined in Rule 2-01 (f)(14), that were not pre-approved by the registered investment company's audit committee pursuant to Rule 2-01 (c)(7).

                    EXHIBIT B: REG. S-X, RULE 2-01(C)(7)(II)

(ii) A registered investment company's audit committee also must pre-approve its accountant's engagements for non-audit services with the registered investment company's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company in accordance with paragraph
     (c)(7)(i) of this section, if the engagement relates directly to the operations and financial reporting of the registered investment company, except that with respect to the waiver of the pre-approval requirement under paragraph (c)(7)(i)(C) of this section, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the registered investment company's accountant by the registered investment company, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company during the fiscal year in which the services are provided that would have to be pre-approved by the registered investment company's audit committee pursuant to this section.

                   EXHIBIT C: REG. S-X, RULE 2-01(C)(7)(I)(B)

(B) The engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the audit committee of the issuer or registered investment company, provided the policies and procedures are detailed as to the particular service and the audit committee is informed of each service and such policies and procedures do not include delegation of the audit committees responsibilities under the Securities Exchange Act of 1934 to management; . . .

                                                                      APPENDIX B

                              FIRST AMERICAN FUNDS
                          GOVERNANCE COMMITTEE CHARTER

I. PURPOSE

          The purpose of the Governance Committee is to oversee the Board's governance processes.

II. COMPOSITION

          The Governance Committee shall be composed entirely of Directors who are not "interested persons" of the Funds within the meaning of the Investment Company Act of 1940. The Governance Committee will have at least three members and the Board Chair will serve as an "ex-officio" member of the Committee.

III. RESPONSIBILITIES

          The Committee will have the following responsibilities:

          BOARD COMPOSITION

          - Interview and recommend to the Board of Directors of the Funds nominees for election as directors (whether they are "interested" or "disinterested" within the meaning of the Investment Company Act of 1940) consistent with the needs of the Board and the Funds. The Committee will evaluate candidates' qualifications for Board membership and, with respect to persons being considered to join the Board as "disinterested" directors, their independence from management and principal service providers. These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules, Regulations and Forms under the 1940 Act. With respect to "disinterested" director candidates, the Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers. In this regard, the Committee will not consider the following types of candidates to serve as "disinterested" directors: (1) a close family member(1) of an employee, officer or interested director of a Fund or its affiliates, and (2) a former officer or director of a Fund's affiliate.

          - Review, annually, the independence of all Independent Directors and report its findings to the Board.
----------
(1) "Close family member" includes any member of the immediate family and any aunt, uncle or cousin.

          - Review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

          - Report annually to the Board on which current and potential members of the Audit Committee qualify as Audit Committee Financial Experts.

          - Recommend to the Board a successor to the Board Chair when a vacancy occurs in that position.

          - Consult with the Board Chair regarding the Board Chair's recommended Committee assignments.

          COMMITTEE STRUCTURE

          - Assist the Board Chair in his or her annual review of the Board's Committee structure and membership.

          DIRECTOR EDUCATION

          - Develop an annual education calendar that details the topics to be addressed in the Board's quarterly education sessions. The educational calendar will be presented to the full Board at its first quarterly meeting.

          - Monitor the attendance by each Independent Director at educational seminars, conferences or similar meetings.

          - Develop and conduct orientation sessions for new Independent Directors before or shortly after the new Directors join the Board.

          -    Manage the Board's education program in a cost-effective manner.

          GOVERNANCE PRACTICES

          - Review and make recommendations to the Board of Directors concerning Director compensation at least once every year.

          - As appropriate or necessary, review, on a regular basis, and make recommendations to the Board of Directors concerning Director expenses, including those related to Board education, Director education, Director travel, legal counsel and consultant support.

          - Monitor compliance with the Board's requirement that each Director maintain investments in the Funds that are at least equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds.

          - Review Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 72.

          - Review Director compliance with the prohibition from serving on the board of directors of mutual funds that are not part of the First American Fund Complex.

          - If requested, assist the Board Chair in overseeing the Board's self-evaluation process undertaken each year by the Independent Directors.

          - In collaboration with outside counsel and as required by law or deemed advisable by the Committee, develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

          - Review, at least annually, the Board's adherence to industry "best practices."

          - In consultation with the Board Chair, review and, as appropriate, recommend changes in, Board governance policies, procedures and practices.

          - Report the Committee's activities on a regular basis to the Board of Directors and make such recommendations as the Committee and the Board Chair deem appropriate.

          - Review at least annually and, as appropriate, recommend that the Board implement changes to this Charter.

IV. RETENTION OF EXPERTS

          The Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS

TIME:
Tuesday, December 4, 2007
at 2:30 p.m.

PLACE:
Minneapolis Club
729 Second Avenue South
Minneapolis, Minnesota 55402

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.

                                        Book 2

                                        Cusip Numbers:
                                        030098-10-7
                                        030099-10-5
                                        03009T-10-1
                                        029570-10-8

                                        002CS60593

          AMERICAN STRATEGIC INCOME
          PORTFOLIO INC.

          MR A SAMPLE
          DESIGNATION (IF ANY)
          ADD 1
          ADD 2
          ADD 3
          ADD 4
          ADD 5
          ADD 6

                                             000000000.000000 ext
                                             000000000.000000 ext
                      000004                 000000000.000000 ext
                                             000000000.000000 ext
                      LEAST ADDRESS LINE     000000000.000000 ext
                                             000000000.000000 ext

                                             C 1234567890 J N T

                                             ELECTRONIC VOTING INSTRUCTIONS

                                             YOU CAN VOTE BY INTERNET OR
                                             TELEPHONE!
                                             AVAILABLE 24 HOURS A DAY, 7 DAYS A
                                             WEEK!
                                             Instead of mailing your proxy, you
                                             may choose one of the two voting
                                             methods outlined below to vote your
                                             proxy.

                                             VALIDATION DETAILS ARE LOCATED
                                             BELOW IN THE TITLE BAR.

                                             PROXIES SUBMITTED BY THE INTERNET
                                             OR TELEPHONE MUST BE RECEIVED BY
                                             1:00 A.M., CENTRAL TIME, ON
                                             DECEMBER 4, 2007.

                                             (COMPUTER)

                                             VOTE BY INTERNET

                                             - Log on to the Internet and go to
                                               WWW.INVESTORVOTE.COM

                                             - Follow the steps outlined on the
                                               secured website.

                                             (TELEPHONE)

                                             VOTE BY TELEPHONE

                                             - Call toll free 1-800-652-VOTE
                                               (8683) within the United States,
                                               Canada & Puerto Rico any time on
                                               a touch tone telephone. There is
                                               NO CHARGE to you for the call.

                                             - Follow the instructions provided
                                               by the recorded message

                                             [X]  Using a BLACK INK pen, mark
                                                  your votes with an X as shown
                                                  in this example. Please do
                                                  not write outside the
                                                  designated areas.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD        ( 123456 )         C0123456789        [ 12345 ]
                                                    -----------
--------------------------------------------------------------------------------

     - IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

--------------------------------------------------------------------------------

A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2 .

1. Election of Directors:

   01 - Benjamin R. Field III, 02 - Roger A. Gibson, 03 - Victoria J. Herget   +
   04 - John P. Kayser, 05 - Leonard W. Kedrowski, 06 - Richard K. Riederer
   07 - Joseph D. Strauss, 08 - Virginia L. Stringer, 09 - James M. Wade

[ ] MARK HERE TO VOTE FOR ALL NOMINEES [ ] MARK HERE TO WITHHOLD VOTE FROM ALL
                                           NOMINEES

[ ] FOR ALL EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

                     01 - [ ]     02 - [ ]     03 - [ ]     04 - [ ]    05 - [ ]
                     06 - [ ]     07 - [ ]     08 - [ ]     09 - [ ]

                                                      FOR     AGAINST     ABSTAIN
2. To ratify the selection of Ernst & Young LLP as    [ ]       [ ]         [ ]
   independent registered public accountants for the
   Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

B    NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new   COMMENTS  -- Please print your comments
address below.                          below.

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) -- Please print date below.

------------------------------------------------------------

Signature 1 -- Please keep signature within the box.

------------------------------------------------------------

Signature 2 -- Please keep signature within the box.

------------------------------------------------------------

[ ]           0 1 5 4 0 3 1         1 U P X      MR A SAMPLE (THIS AREA IS SET +
                                                 UP TO ACCOMMODATE 140
                                                 CHARACTERS) MR A SAMPLE AND MR
                                                 A SAMPLE AND MR A SAMPLE AND MR
                                                 A SAMPLE AND MR A SAMPLE AND MR
                                                 A SAMPLE AND MR A SAMPLE AND MR
                                                 A SAMPLE AND

(STOCK#)           00SN8A

--------------------------------------------------------------------------------
    - IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE - PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
PROXY -- AMERICAN STRATEGIC INCOME PORTFOLIO INC.
--------------------------------------------------------------------------------

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Strategic Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 4, 2007, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

          AMERICAN STRATEGIC INCOME
          PORTFOLIO INC. - II

          MR A SAMPLE
          DESIGNATION (IF ANY)
          ADD 1
          ADD 2
          ADD 3
          ADD 4
          ADD 5
          ADD 6

                                             000000000.000000 ext
                                             000000000.000000 ext
                      000004                 000000000.000000 ext
                                             000000000.000000 ext
                      LEAST ADDRESS LINE     000000000.000000 ext
                                             000000000.000000 ext

                                             C 123456789 JNT

                                             ELECTRONIC VOTING INSTRUCTIONS

                                             YOU CAN VOTE BY INTERNET OR
                                             TELEPHONE!

                                             AVAILABLE 24 HOURS A DAY, 7 DAYS A
                                             WEEK!

                                             Instead of mailing your proxy, you
                                             may choose one of the two voting
                                             methods outlined below to vote your
                                             proxy.

                                             VALIDATION DETAILS ARE LOCATED
                                             BELOW IN THE TITLE BAR.

                                             PROXIES SUBMITTED BY THE INTERNET
                                             OR TELEPHONE MUST BE RECEIVED BY
                                             1:00 A.M., CENTRAL TIME, ON
                                             DECEMBER 4, 2007.

                                             (COMPUTER)

                                             VOTE BY INTERNET

                                             - Log on to the Internet and go to
                                               WWW.INVESTORVOTE.COM

                                             - Follow the steps outlined on the
                                               secured website.

                                             (TELEPHONE)

                                             VOTE BY TELEPHONE

                                             - Call toll free 1-800-652-VOTE
                                               (8683) within the United States,
                                               Canada & Puerto Rico any time on
                                               a touch tone telephone. There is
                                               NO CHARGE to you for the call.

                                             - Follow the instructions provided
                                               by the recorded message

                                             [X]  Using a BLACK INK pen, mark
                                                  your votes with an X as shown
                                                  in this example. Please do not
                                                  write outside the designated
                                                  areas.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD              ( 123456 )      C0123456789     [ 12345 ]
                                                      -------------
--------------------------------------------------------------------------------

    - IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE - PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.

1. Election of Directors:

   01 - Benjamin R. Field III, 02 - Roger A. Gibson, 03 - Victoria J. Herget   +
   04 - John P. Kayser, 05 - Leonard W. Kedrowski, 06 - Richard K. Riederer
   07 - Joseph D. Strauss, 08 - Virginia L. Stringer, 09 - James M. Wade

[ ] MARK HERE TO VOTE FOR ALL NOMINEES [ ] MARK HERE TO WITHHOLD VOTE FROM ALL
                                           NOMINEES

[ ] FOR ALL EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

                     01 - [ ]     02 - [ ]     03 - [ ]     04 - [ ]    05 - [ ]
                     06 - [ ]     07 - [ ]     08 - [ ]     09 - [ ]

                                                      FOR     AGAINST     ABSTAIN
2. To ratify the selection of Ernst & Young LLP as    [ ]       [ ]         [ ]
   independent registered public accountants for the
   Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

B  NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new   COMMENTS -- Please print your comments
address below.                          below.

-------------------------------------   ----------------------------------------

-------------------------------------   ----------------------------------------

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) -- Please print date below.

------------------------------------------------------------

Signature 1 -- Please keep signature within the box.

------------------------------------------------------------

Signature 2 -- Please keep signature within the box.

------------------------------------------------------------

[ ]           0 1 5 4 0 7 1         1 U P X     MR A SAMPLE (THIS AREA IS SET  +
                                                UP TO ACCOMMODATE 140
                                                CHARACTERS) MR A SAMPLE AND MR
                                                A SAMPLE AND MR A SAMPLE AND
                                                MR A SAMPLE AND MR A SAMPLE
                                                AND MR A SAMPLE AND MR A
                                                SAMPLE AND MR A SAMPLE AND

(STOCK#)           00SNAB

--------------------------------------------------------------------------------
    - IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE - PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
PROXY -- AMERICAN STRATEGIC INCOME PORTFOLIO INC. - II
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Strategic Income Portfolio Inc. - II (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 4, 2007, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

          AMERICAN STRATEGIC INCOME
          PORTFOLIO INC. -- III

          MR A SAMPLE
          DESIGNATION (IF ANY)
          ADD 1
          ADD 2
          ADD 3
          ADD 4
          ADD 5
          ADD 6
                                             000000000.000000 ext
                                             000000000.000000 ext
                      000004                 000000000.000000 ext
                                             000000000.000000 ext
                      LEAST ADDRESS LINE     000000000.000000 ext
                                             000000000.000000 ext

                                             C 123456789 J N T

                                             ELECTRONIC VOTING INSTRUCTIONS

                                             YOU CAN VOTE BY INTERNET OR
                                             TELEPHONE!

                                             AVAILABLE 24 HOURS A DAY, 7 DAYS A
                                             WEEK!

                                             Instead of mailing your proxy, you
                                             may choose one of the two voting
                                             methods outlined below to vote your
                                             proxy.

                                             VALIDATION DETAILS ARE LOCATED
                                             BELOW IN THE TITLE BAR.

                                             PROXIES SUBMITTED BY THE INTERNET
                                             OR TELEPHONE MUST BE RECEIVED BY
                                             1:00 A.M., CENTRAL TIME, ON
                                             DECEMBER 4, 2007.

                                             (COMPUTER)

                                             VOTE BY INTERNET

                                             - Log on to the Internet and go to
                                               WWW.INVESTORVOTE.COM

                                             - Follow the steps outlined on the
                                               secured website

                                             (TELEPHONE)

                                             VOTE BY TELEPHONE

                                             - Call toll free 1-800-652-VOTE
                                               (8683) within the United States,
                                               Canada & Puerto Rico any time on
                                               a touch tone telephone. There is
                                               NO CHARGE to you for the call.

                                             - Follow the instructions provided
                                               by the recorded message

                                             [X]  Using a BLACK INK pen, mark
                                                  your votes with an X as shown
                                                  in this example. Please do not
                                                  write outside the designated
                                                  areas.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD        ( 123456 )         C0123456789        [ 12345 ]
                                                    -----------
--------------------------------------------------------------------------------

- IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

--------------------------------------------------------------------------------

A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2 .

1.  Election of Directors:

    01 - Benjamin R. Field III, 02 - Roger A. Gibson, 03 - Victoria J. Herget + 04 - John P. Kayser, 05 - Leonard W. Kedrowski, 06 - Richard K. Riederer
    07 - Joseph D. Strauss, 08 - Virginia L. Stringer, 09 - James M. Wade

[ ] MARK HERE TO VOTE FOR ALL NOMINEES [ ] MARK HERE TO WITHHOLD VOTE FROM ALL
                                           NOMINEES

[ ] FOR ALL EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

                     01 - [ ]     02 - [ ]     03 - [ ]     04 - [ ]    05 - [ ]
                     06 - [ ]     07 - [ ]     08 - [ ]     09 - [ ]

                                                     FOR     AGAINST     ABSTAIN
2. To ratify the selection of Ernst & Young LLP as   [ ]       [ ]         [ ]
   independent registered public accountants for the
   Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

B    NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new   COMMENTS  -- Please print your comments
address below.                          below.

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) -- Please print date below.

------------------------------------------------------------

Signature 1 -- Please keep signature within the box.

------------------------------------------------------------

Signature 2 -- Please keep signature within the box.

------------------------------------------------------------

[ ]           0 1 5 4 0 8 1         1 U P X     MR A SAMPLE (THIS AREA IS      +
                                                SET UP TO ACCOMMODATE 140
                                                CHARACTERS) MR A SAMPLE AND MR
                                                A SAMPLE AND MR A SAMPLE AND
                                                MR A SAMPLE AND MR A SAMPLE
                                                AND MR A SAMPLE AND MR A
                                                SAMPLE AND MR A SAMPLE AND

(STOCK#)           00SNCA

--------------------------------------------------------------------------------
    - IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE - PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
PROXY -- AMERICAN STRATEGIC INCOME PORTFOLIO INC. -- III
--------------------------------------------------------------------------------

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Strategic Income Portfolio Inc. -- III (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 4, 2007, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

          AMERICAN SELECT
          PORTFOLIO INC.

          MR A SAMPLE
          DESIGNATION (IF ANY)
          ADD 1
          ADD 2
          ADD 3
          ADD 4
          ADD 5
          ADD 6

                                             000000000.000000 ext
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                      LEAST ADDRESS LINE     000000000.000000 ext
                                             000000000.000000 ext

                                             C 1234567890 J N T

                                             ELECTRONIC VOTING INSTRUCTIONS

                                             YOU CAN VOTE BY INTERNET OR
                                             TELEPHONE! AVAILABLE 24 HOURS A
                                             DAY, 7 DAYS A WEEK!

                                             Instead of mailing your proxy, you
                                             may choose one of the two voting
                                             methods outlined below to vote your
                                             proxy.

                                             VALIDATION DETAILS ARE LOCATED
                                             BELOW IN THE TITLE BAR.

                                             PROXIES SUBMITTED BY THE INTERNET
                                             OR TELEPHONE MUST BE RECEIVED BY
                                             1:00 A.M., CENTRAL TIME, ON
                                             DECEMBER 4, 2007.

                                             (COMPUTER)

                                             VOTE BY INTERNET

                                             - Log on to the Internet and go to
                                               WWW.INVESTORVOTE.COM

                                             - Follow the steps outlined on the
                                               secured website.

                                             (TELEPHONE)

                                             VOTE BY TELEPHONE

                                             - Call toll free 1-800-652-VOTE
                                               (8683) within the United States,
                                               Canada & Puerto Rico any time on
                                               a touch tone telephone. There is
                                               NO CHARGE to you for the call.

                                             - Follow the instructions provided
                                               by the recorded message.

                                             [X]  Using a BLACK INK pen, mark
                                                  your votes with an X as shown
                                                  in this example. Please do not
                                                  write outside the designated
                                                  areas.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD              ( 123456 )      C0123456789     [ 12345 ]
                                                      -------------
--------------------------------------------------------------------------------

     - IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE - PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2 .

1. Election of Directors:

   01 - Benjamin R. Field III, 02 - Roger A. Gibson, 03 - Victoria J. Herget   +
   04 - John P. Kayser, 05 - Leonard W. Kedrowski, 06 - Richard K. Riederer
   07 - Joseph D. Strauss, 08 - Virginia L. Stringer, 09 - James M. Wade

[ ] MARK HERE TO VOTE FOR ALL NOMINEES [ ] MARK HERE TO WITHHOLD VOTE FROM ALL
                                           NOMINEES

[ ] FOR ALL EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

                     01 - [ ]     02 - [ ]     03 - [ ]     04 - [ ]    05 - [ ]
                     06 - [ ]     07 - [ ]     08 - [ ]     09 - [ ]

                                                     FOR     AGAINST     ABSTAIN
2. To ratify the selection of Ernst & Young LLP as   [ ]     [ ]         [ ]
   independent registered public accountants for
   the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

B    NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new   COMMENTS -- Please print your comments
address below.                          below.

-------------------------------------   ----------------------------------------

-------------------------------------   ----------------------------------------

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) -- Please print date below.

------------------------------------------------------------

Signature 1 -- Please keep signature within the box.

------------------------------------------------------------

Signature 2 -- Please keep signature within the box.

------------------------------------------------------------

[ ]           0 1 5 4 0 1 1         1 U P X       MR A SAMPLE (THIS AREA IS    +
                                                  SET UP TO ACCOMMODATE 140
                                                  CHARACTERS) MR A SAMPLE AND
                                                  MR A SAMPLE AND MR A SAMPLE
                                                  AND MR A SAMPLE AND MR
                                                  A SAMPLE AND MR A SAMPLE AND
                                                  MR A SAMPLE AND MR A SAMPLE +
                                                  AND

(STOCK#)           00SMZB

--------------------------------------------------------------------------------
     - IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE - PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
PROXY -- AMERICAN SELECT PORTFOLIO INC.
--------------------------------------------------------------------------------

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Select Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 4, 2007, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.